SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  January 26, 2012

(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33145	36-2257936
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

3001 Colorado Boulevard
Denton, Texas 76210

(Address of principal executive offices)

(940) 898-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

At the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Sally Beauty Holdings, Inc. (the “Corporation”), held on Thursday, January 26, 2012, the stockholders of the Corporation approved, among other things, a proposal to amend the Corporation’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to provide that, with certain exceptions, the sole and exclusive forum for certain actions shall be the Court of Chancery of the State of Delaware. The Corporation’s Board of Directors (the “Board”) had previously approved this amendment and recommended that it be submitted to the Corporation’s stockholders for approval. The amendment to the Certificate of Incorporation became effective on January 27, 2012, upon effectiveness of the filing of a Second Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware.

The foregoing description of the amendment to the Certificate of Incorporation is qualified in its entirety by reference to the full text of the Second Amended and Restated Certificate of Incorporation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Proxies were solicited for the 2012 Annual Meeting pursuant to the Corporation’s proxy statement filed on December 7, 2011 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934.

The number of shares of the Corporation’s common stock entitled to vote at the Annual Meeting was 185,349,722, and each share of common stock was entitled to one vote.  The holders of 179,178,043 shares of common stock were present at the Annual Meeting, in person or by proxy.

At the Annual Meeting, the Corporation’s stockholders acted upon the following matters:

(i)                                    the election of three directors to the Board of Directors to hold office until the 2015 Annual Meeting of Stockholders;

(ii)                                 the approval of the proposed amendment to the Corporation’s Amended and Restated Certificate of Incorporation to designate Delaware as the exclusive forum for certain legal actions; and

(iii)                             the ratification of the selection of KPMG LLP as the Corporation’s independent registered public accounting firm for the 2012 fiscal year.

The voting results reported below are final.

Proposal 1 — Election of Directors

Each of the individuals listed below was duly elected as a director of the Corporation to serve until the 2015 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified.  The results of the election were as follows:

Nominee	For	Withheld	Broker Non-Votes
Kenneth A. Giuriceo	168,415,285	3,200,074	7,562,684
Martha J. Miller	170,446,922	1,168,437	7,562,684
Robert R. McMaster	170,853,026	762,333	7,562,684

The following individuals are duly elected directors of the Corporation whose term of service continues until:

(i)                                     the 2013 Annual Meeting of Stockholders:  James G. Berges, Marshall E. Eisenberg, John A. Miller and Richard J. Schnall; and

(ii)                                  the 2014 Annual Meeting of Stockholders:  Kathleen J. Affeldt, Walter L. Metcalfe, Jr., Edward W. Rabin, and Gary G. Winterhalter.

Proposal 2 — Approval of Proposed Amendment to the Amended and Restated Certificate of Incorporation Designating a Forum for Certain Actions

The stockholders approved the proposed amendment to the Corporation’s Amended and Restated Certificate of Incorporation.  The results of the vote were as follows:

For	Against	Abstain
135,217,262	43,872,479	88,302

Proposal 3 — Ratification of Selection of Auditors

The Board of Director’s selection of KPMG LLP as the Corporation’s independent registered public accounting firm for the 2012 fiscal year was ratified.  The results of the ratification were as follows:

For	Against	Abstain
176,246,484	2,856,802	74,757

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)           See exhibit index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 27, 2012

SALLY BEAUTY HOLDINGS, INC.

	By:	/s/ Matthew O. Haltom
	Name:	Matthew O. Haltom
	Title:	Vice President, Assistant Secretary and Deputy General Counsel

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 3.1	Second Amended and Restated Certificate of Incorporation of Sally Beauty Holdings, Inc., dated January 27, 2012.